UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                          Completion of Acquisition or Disposition of Assets

On May 24, 2012, Orthofix Holdings, Inc. (“Seller”), an indirect wholly owned subsidiary of Orthofix International N.V. (the “Company”), completed the sale of all of the issued and outstanding shares of capital stock of the Company’s indirect wholly owned subsidiary Breg, Inc. (“Breg”), to Breg Acquisition Corp. (“Buyer”), a newly formed affiliate of Water Street Healthcare Partners II, L.P. (“Water Street”) pursuant to the terms of the previously disclosed stock purchase agreement, dated April 23, 2012, by and among Seller, Buyer and Breg (the “Agreement”).

The purchase price was $157.5 million. After adjustments for working capital and indebtedness in accordance with the terms of the Agreement.  The Company applied $145 million of net proceeds to prepay outstanding Company indebtedness, which, as previously disclosed, was in accordance with the Company’s existing credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, RBS Citizens, N.A., as Syndication Agent, and certain lender parties thereto (the “Credit Agreement”).

As a result of the closing of this transaction, Breg ceased to be a subsidiary of the Company and, therefore, Breg was released as a credit party under the Credit Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which was previously filed with the Securities and Exchange Commission by the Company in its Current Report on Form 8-K, filed on April 24, 2012, and is incorporated herein by reference as Exhibit 2.1. A copy of the press release, dated May 24, 2012, issued by the Company regarding the closing of the transaction is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits.

(b)                  Pro Forma Financial Information. Unaudited pro forma condensed consolidated financial statements of the Company required by Article 11 of Regulation S-X are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d)                  Exhibits.

2.1                  Stock Purchase Agreement, dated as of April 23, 2012, by and among Breg, Inc., Orthofix Holdings, Inc. and Breg Acquisition Corp. (filed as Exhibit 2.1 to Orthofix International N.V.’s Current Report on Form 8-K filed on April 24, 2012 and incorporated herein by reference)

99.1                           Unaudited Pro Forma Condensed Consolidated Financial Statements

99.2                           Press Release, dated May 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Brian McCollum
Brian McCollum Senior Vice President of Finance and Chief Financial Officer

Date: May 31, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of April 23, 2012, by and among Breg, Inc., Orthofix Holdings, Inc. and Breg Acquisition Corp. (filed as Exhibit 2.1 to Orthofix International N.V.’s Current Report on Form 8-K filed on April 24, 2012 and incorporated herein by reference)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements*

99.2	Press Release, dated May 24, 2012*

* Filed herewith